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                                                                    Exhibit 10.2




                                 AMENDMENT NO. 2


                                       TO


                            THE PIONEER GROUP, INC.


                                CREDIT AGREEMENT






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                             THE PIONEER GROUP, INC.

                                CREDIT AGREEMENT

                                 Amendment No. 2
                                 ---------------

         This Agreement, dated as of June 30, 1997, is among The Pioneer Group, Inc., a Delaware corporation (the "Company"), certain of its subsidiaries listed on the signature pages hereto, the Lenders (as defined in the Credit Agreement referenced below) and BankBoston, N.A., f/k/a The First National Bank of Boston, as agent (the "Agent") for itself and the other Lenders. The parties agree as follows:

1. REFERENCE TO CREDIT AGREEMENT: Definitions. Reference is made to the Credit Agreement dated as of June 6, 1996, among the Company, certain of its subsidiaries, the Lenders and the Agent (as amended, modified and in effect prior to giving effect to this Agreement, the "Credit Agreement"). Terms defined in the Credit Agreement as amended hereby (the "Amended Credit Agreement") and not otherwise defined herein are used herein with the meanings so defined. Except as the context otherwise explicitly requires, the capitalized terms "Section" and "Exhibit" refer to sections hereof and exhibits hereto.

2. AMENDMENTS TO CREDIT AGREEMENT. Subject to all of the terms and conditions hereof and in reliance upon the representations and warranties set forth in
Section 3, the Credit Agreement is amended as follows, effective upon the date (the "Amendment Date") that the conditions specified in Section 4 are satisfied, which conditions must be satisfied no later than June 30, 1997 or this Agreement shall be of no force or effect:

         a. AMENDMENT OF SECTION 1.44. Section 1.44 of the Credit Agreement is amended to read in its entirety as follows:

         "1.44. "COMPANY TOTAL DEBT" means, at any date, the following indebtedness of the Company (excluding the B Share Loan):

         (a)      Indebtedness in respect of borrowed money;

         (b) Indebtedness evidenced by notes, debentures or similar instruments;

         (c)      Indebtedness in respect of Capitalized Leases;

         (d) Indebtedness in respect of the deferred purchase price of assets (other than normal trade accounts payable in the ordinary course of business);

         (e) Indebtedness in respect of mandatory redemption or dividend rights on capital stock (or other equity);






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         (f)      Indebtedness in respect of unfunded pension liabilities.

         (g) Indebtedness in respect of financial Guarantees (other than the OPIC Guarantee to the extent such OPIC Guarantee is financially insured under the Lloyds Policy) and letters of credit; and

         (h) Indebtedness calculated in accordance with GAAP in respect of tax deficiencies asserted in a notice of deficiency from the IRS issued pursuant to Section 6212 (or similar or successor provisions) of the Code.

         For purposes of this Section 1.44 only, the amount of any Guarantee under this Section 1.44 and the amount of Indebtedness resulting from such Guarantee shall be the stated or potential maximum amount for which the Company is or may be directly or indirectly liable."

         b. AMENDMENT TO SECTION 1.61. Section 1.61 of the Credit Agreement is amended to read in its entirety as follows:

         "1.61. "DISTRIBUTION FEES" means fees paid by the B Share Funds to the Company or any other Subsidiary of the Company (minus any portion of such fees remitted by the Company or any other Subsidiary (i) to a Broker as concessions, trailing compensation or service fees, or (ii) to Merrill Lynch Pierce Fenner & Smith, Inc. pursuant to the Merrill Lynch 401(k) Program) pursuant to a Distribution Plan."

         c. ADDITION OF SECTION 1.95A. A new Section 1.95A is added to the Credit Agreement immediately after Section 1.95 of the Credit Agreement to read in its entirety as follows:

         "1.95A. "LLOYDS POLICY" means the Lloyds London Syndicates insurance policy, Policy Number 97BPL2066, issued to the Company with respect to the OPIC Guarantee."

         d. ADDITION OF SECTION 1.101A. A new Section 1.101A is added to the Credit Agreement immediately after Section 1.101 of the Credit Agreement to read in its entirety as follows:

         "l.101A. "MERRILL LYNCH 401(k) PROGRAM" means the Merrill Lynch Small Market 401(k) Program established and maintained by Merrill Lynch Pierce Fenner & Smith, Inc."

         e. ADDITION OF SECTION 1.106A. A new Section 1.106A is added to the Credit Agreement immediately after Section 1.106 of the Credit Agreement to read in its entirety as follows:

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         "l.106A. "OPIC GUARANTEE" means the guarantee of the Company in favor of the Overseas Private Investment Corporation, in respect of certain indebtedness of Teberebie Goldfields Limited, pursuant to that certain letter agreement between the Company and the Overseas Private Investment Corporation dated October 25, 1996."

         f. AMENDMENT TO SECTION 7.16. Section 7.16 of the Credit Agreement is amended to read in its entirety as follows:

         "7.16. MAINTENANCE OF FEE STRUCTURE. With respect to the B Shares, neither the Company nor any Subsidiary shall cause or permit dealer commissions to be amended to be more favorable to the Brokers or Redemption Fees to be amended to be more favorable to the shareholders of the B Share Funds. The Company and each Subsidiary of the Company, as the case may be, shall continue to receive Distribution Fees at rates no less favorable than the minimum amounts set forth on Exhibit
         7.16 and shall continue to act as sole distributor of each Fund and to be the only Person to whom the Funds are permitted to make any payments under the respective Distribution Plan or Distribution Agreement.
         Exhibit 7. 16 may be amended from time to time by the Company upon 60 days prior notice to the Agent, and the Agent shall give prompt notice thereof to the other Lenders, only to add to such Exhibit a Fund with dealer reallowances no more favorable to the Brokers and Redemption Fees and Distribution Fees no more favorable to the shareholders of such Fund than those applicable to the Funds set forth on Exhibit 7.16 on the date hereof. Notwithstanding the foregoing, the waiver by the Company of Redemption Fees with respect to B Shares sold pursuant to the Merrill Lynch 401(k) Program shall be permitted."

3. REPRESENTATIONS AND WARRANTIES. In order to induce the Lenders to enter into this Agreement, the Company represents and warrants to each of the Lenders that:

         a. LEGAL EXISTENCE. Organization. Each of the Company and its Subsidiaries is duly organized and validly existing and in good standing under the laws of the jurisdiction of its incorporation, with all power and authority, corporate or otherwise, necessary to (a) enter into and perform this Agreement, the Amended Credit Agreement and each other Credit Document to which it is party and (b) own its properties and carry on the business now conducted or proposed to be conducted by it. Each of the Company and its subsidiaries has taken, or shall have taken on or prior to the Amendment Date, all corporate or other action required to make the provisions of this Agreement, the Amended Credit Agreement and each other Credit Document to which it is party the valid and enforceable obligations they purport to be.

         b. ENFORCEABILITY. The Company and each of its Subsidiaries which are signatories hereto have duly executed and delivered this Agreement. Each of this Agreement and the Amended Credit Agreement is the legal, valid and binding obligation of the Company and such Subsidiaries and is enforceable in accordance with its terms.

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         c. NO LEGAL OBSTACLE TO AGREEMENTS. Neither the execution, delivery or performance of this Agreement, nor the performance of the Amended Credit Agreement, nor the consummation of any other transaction referred to in or contemplated by this Agreement, nor the fulfillment of the terms hereof or thereof, has constituted or resulted in or will constitute or result in:

                  (1) any breach or termination of the provisions of any agreement, instrument, deed or lease to which the Company or any Subsidiary is a party or by which it is bound, or of the Charter or By-laws of the Company or any Subsidiary;

                  (2) the violation of any law, judgment, decree or governmental order, rule or regulation applicable to the Company or any Subsidiary;

                  (3) the creation under any agreement, instrument, deed or lease of any Lien upon any of the assets of the Company or any Subsidiary; or

                  (4) any redemption, retirement or other repurchase obligation of the Company or any Subsidiary under any Charter, By-law, agreement, instrument, deed or lease.

No approval, authorization or other action by, or declaration to or filing with, any governmental or administrative authority or any other Person is required to be obtained or made by the Company or any Subsidiary in connection with the execution, delivery and performance of this Agreement or the performance of the Amended Credit Agreement, or the consummation of the transactions contemplated hereby or thereby.

         d. NO DEFAULT. Immediately before and after giving effect to the amendments set forth in Section 2, no Default will exist.

         e. INCORPORATION OF REPRESENTATIONS AND WARRANTIES. The representations and warranties set forth in Section 8 of the Credit Agreement are true and correct on the date hereof as if originally made on and as of the date hereof (except to the extent any representation or warranty refers to a specific earlier date).

4. CONDITIONS. The effectiveness of this Agreement shall be subject to the satisfaction of the following conditions:

         a. OFFICER'S CERTIFICATE. The representations and warranties contained in Section 3 shall be true and correct as of the Amendment Date with the same force and effect as though originally made on and as of such date; no Default shall exist on the Amendment Date prior to or immediately after giving effect to this Agreement; as of the Amendment Date, no Material Adverse Change shall have occurred; and the Company shall have furnished to the Agent on

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the Amendment Date a certificate to these effects, in substantially the form of
Exhibit 4.1, signed by an Executive Officer or a Financial Officer.

         b. LEGAL OPINION. On the Amendment Date, the Lenders shall have received from Hale and Dorr, special counsel to the Company, hereby authorized and directed by the Company, its opinion with respect to this Agreement, the Amended Credit Agreement and the transactions contemplated hereby and thereby, which opinion shall be in form and substance satisfactory to the Agent.

         c. PROPER PROCEEDINGS. All proper corporate proceedings shall have been taken by each of the Company and the Subsidiaries to authorize this Agreement, the Amended Credit Agreement and the transactions contemplated hereby and thereby. The Agent shall have received copies of all documents, including legal opinions of counsel and records of corporate proceedings which the Agent may have requested in connection therewith, such documents, where appropriate, to be certified by proper corporate or governmental authorities.

         d. EXECUTION BY LENDERS. Each of the Lenders shall have executed and delivered this Agreement to the Company.

5. FURTHER ASSURANCES. Each of the Company and the Subsidiaries will, promptly upon request of the Agent from time to time, execute, acknowledge and deliver, and file and record, all such instruments and notices, and take all such action, as the Agent deems necessary or advisable to carry out the intent and purposes of this Agreement.

6. GENERAL. The Amended Credit Agreement and all of the other Credit Documents are each confirmed as being in full force and effect. This Agreement, the Amended Credit Agreement and the other Credit Documents referred to herein or therein constitute the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior and current understandings and agreements, whether written or oral, with respect to such subject matter. The invalidity or unenforceability of any provision hereof shall not affect the validity or enforceability of any other term or provision hereof. The headings in this Agreement are for convenience of reference only and shall not alter, limit or otherwise affect the meaning hereof. Each of this Agreement and the Amended Credit Agreement is a Credit Document and may be executed in any number of counterparts, which together shall constitute one instrument, and shall bind and inure to the benefit of the parties and their respective successors and assigns, including as such successors and assigns all holders of any Note. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS (OTHER THAN THE CONFLICT OF LAWS RULES) OF THE COMMONWEALTH OF MASSACHUSETTS.

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Each of the undersigned has caused this Agreement to be executed and delivered by its duly authorized officer as an agreement under seal as of the date first above written.

THE PIONEER GROUP, INC.                      PIONEERING SERVICES CORP.


By /s/ William H. Keough                     By /s/ William H. Keough
   --------------------------------             --------------------------------
   Title: Senior Vice President,                Title: Treasurer
          Chief Financial Officer,
          and Treasurer

60 State Street                              60 State Street
Boston, Massachusetts 02109-1820             Boston, Massachusetts 02109-1820

PIONEERING MANAGEMENT CORPORATION


By /s/ William H. Keough
   --------------------------------
   Title: Treasurer

60 State Street
Boston, Massachusetts 02109-1820


PIONEER MANAGEMENT (IRELAND) LTD.

By /s/ John F. Cogan, Jr.
   --------------------------------
   Title: Director

60 State Street
Boston, Massachusetts 02109-1820


PIONEER FUNDS DISTRIBUTOR, INC.

By /s/ William H. Keough
   --------------------------------
   Title: Treasurer

60 State Street
Boston, Massachusetts 02109-1820


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                                 BANKBOSTON, N.A.



                                 By /s/ Stewart P. Neff
                                    -----------------------------------------
                                    Title: Managing Director

                                    Financial Institutions Division
                                    100 Federal Street-15th Floor
                                    Boston, Massachusetts 02110
                                    Telecopy: (617) 434-1537
                                    Telex: 940581


                                 THE BANK OF NEW YORK



                                 By /s/
                                    -----------------------------------------
                                    Title: Vice President

                                    One Wall Street, OWS-1
                                    Securities Industry Division
                                    New York, NY 10286
                                    Telecopy: (212) 809-9566
                                    Telex:


                                 SOCIETE GENERALE



                                 By /s/ D.E. Littlefield
                                    -----------------------------------------
                                    Title: Vice President and Manager

                                    1221 Avenue of the Americas
                                    New York, New York 10020
                                    Telecopy: (212) 278-7153



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                                 STATE STREET BANK & TRUST COMPANY



                                 By /s/
                                    -----------------------------------------
                                    Title: Vice President

                                    225 Franklin Street, 8th Floor
                                    Asset-Based Finance
                                    Boston, MA 02110
                                    Telecopy: (617) 338-4041


                                 BANQUE NATIONALE DE PARIS



                                 By /s/ William Shaheen  /s/ Laurent Vanderzyppe
                                    --------------------------------------------
                                    Title: Vice President    Assistant Vice
                                                             President

                                    499 Park Avenue, 7th Floor
                                    New York, NY 10022
                                    Telecopy: (212) 415-9707



                                 MELLON BANK, N.A.



                                 By /s/ Susan M. Whitewood
                                    -----------------------------------------
                                    Title: Assistant Vice President

                                    One Mellon Bank Center
                                    Mail Code: 1510370
                                    Pittsburgh, PA 15258
                                    Telecopy: (412) 234-8087



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